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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 26, 1999 included in the Annual Report on Form 10-K of Cotelligent, Inc., for the year ended March 31, 1999 and to all references to our Firm included in this Registration Statement


/s/ Arthur Andersen LLP
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Arthur Andersen LLP

San Francisco, California
May 22, 2000